Derivative Liabilities	12 Months Ended
Dec. 31, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE LIABILITIES

6. DERIVATIVE LIABILITIES

The Company assesses the fair value of the convertible debenture using the Black Scholes pricing model and records a derivative liability for the value. The Company then assesses the fair value quarterly based on the Black Scholes Model and increases or decreases the liability to the new value and records a corresponding gain or loss (see below for variables used in assessing the fair value).

Due to the variable conversion rates, the Company treats the convertible debenture as a derivative liability in accordance with the provisions of ASC 815 "Derivatives and Hedging" (ASC 815). ASC 815 applies to any freestanding financial instruments or embedded features that have the characteristics of a derivative and to any freestanding financial instruments that potentially settle in an entity's own common stock. The fair value of the conversion options was determined using the Black-Scholes Option Pricing Model and the following significant assumptions during the year ended December 31, 2018.

December 31, 2018
Risk-free interest rate at grant date	0.45%
Expected stock price volatility	244%
Expected dividend payout	-
Expected option in life-years	1

The change in fair value of the conversion option derivative liability consisted of the following during the year ended December 31, 2018:

December 31, 2018
Conversion option liability (beginning balance)	$19,406
Reclassification to additional paid in capital	(25,494)
Loss on changes in fair market value of conversion option liability	6,088
Net conversion option liability	$-

Change in fair market value of conversion option liability resulted in a loss of $6,088 for the year ended December 31, 2018.